Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free
Intermediate
Bond Fund
August 31, 1999

Portfolio Highlight
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      2/28/99      8/31/99
--------------------------------------------------------------------------------

General Obligation - Local                                12%          13%

Hospital Revenue                                          11           12

Nuclear Revenue                                           11           12

Dedicated Tax Revenue                                     10           12

General Obligation - State                                 6           10

Solid Waste Revenue                                       10           10

Air and Sea Transportation Revenue                        11           10

Electric Revenue                                           4            8

Lease Revenue                                              4            4

Industrial and Pollution Control Revenue                   1            3

Housing Finance Revenue                                    3            3

Ground Transportation Revenue                              5            3

Water and Sewer Revenue                                    3            3

All Other                                                  8            2

Other Assets Less Liabilities                              1           -5
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      8/31/99   2/28/99   2/28/98   2/28/97    2/29/96   2/28/95

NET ASSET VALUE
Beginning
  of period          $  11.13  $  11.06  $  10.80  $  10.84  $  10.35   $ 10.58

Investment activities
  Net investment
  income                 0.24      0.48      0.48*     0.48*     0.48      0.46*

  Net realized and
  unrealized
  gain (loss)           (0.44)     0.10      0.29     (0.04)     0.49     (0.20)

  Total from
  investment
  activities            (0.20)     0.58      0.77      0.44      0.97      0.26

Distributions

  Net investment
  income                (0.24)    (0.48)    (0.48)    (0.48)    (0.48)    (0.46)

  Net realized
  gain                  (0.04)    (0.03)    (0.03)        -         -     (0.03)

  Total
  distributions         (0.28)    (0.51)    (0.51)    (0.48)    (0.48)    (0.49)

NET ASSET VALUE
End of period        $  10.65  $  11.13  $  11.06  $  10.80    $10.84   $ 10.35
                     -----------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)              (1.85)%     5.37%     7.31%*    4.19%*    9.57%*   2.65%*

Ratio of total
expenses to average
net assets              0.65%!     0.65%     0.65%*    0.65%*    0.65%*   0.65%*

Ratio of net
investment
income to average
net assets              4.32%!     4.35%     4.43%*    4.47%*    4.52%*   4.53%*

Portfolio turnover
rate                   35.4%!     24.3%     56.1%     76.8%     63.8%   170.8%

Net assets,
end of period
(in thousands)       $116,674  $121,053  $108,256  $ 99,176  $ 92,153 $ 83,517

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming
            reinvestment of all distributions.
*           Excludes expenses in excess of a 0.65% voluntary expense limitation in effect 3/1/94 through 2/28/98.
!           Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1999


Statement of Net Assets                                      Par         Value
--------------------------------------------------------------------------------
                                                             In thousands

ARIZONA  1.8%

Arizona Transportation Board,
  Maricopa County, Excise Tax
    5.60%, 7/1/02 (AMBAC Insured)                    $    2,000   $    2,069

Total Arizona (Cost  $2,021)                                           2,069


CALIFORNIA  1.6%

California Public Works Board,
  Dept. of Corrections
    6.00%, 11/1/05 (MBIA Insured)                         1,550        1,680

Foothill / Eastern Transportation Corridor Agency
    Zero Coupon, 1/15/17 (MBIA Insured)                     500          181

Total California (Cost  $1,767)                                        1,861


COLORADO  2.3%

Denver City and County Airport
    6.25%, 11/15/06 (MBIA Insured) *                      2,500        2,699

Total Colorado (Cost  $2,602)                                          2,699


CONNECTICUT  2.8%

Connecticut, GO, 5.00%, 6/15/06                           3,215        3,289

Total Connecticut (Cost  $3,293)                                       3,289


FLORIDA  4.5%

Dade County, Resource Recovery Fac.
    6.00%, 10/1/06 (AMBAC Insured) *                      2,950        3,144

Florida Division of Bond Fin.
  Dept. of Environmental Preservation
    6.00%, 7/1/05 (MBIA Insured)                          2,000        2,147

Total Florida (Cost  $5,132)                                           5,291


GEORGIA  1.6%

Municipal Electric Auth. of Georgia
    6.00%, 1/1/06 (AMBAC Insured)                         1,770        1,889

Total Georgia (Cost  $1,875)                                           1,889


HAWAII  4.4%

Hawaii Airport System,
    6.70%, 7/1/05 (MBIA Insured) *                   $    3,000   $    3,165

Hawaii Dept. of Budget and Finance,
  Hawaiian Electric
    4.95%, 4/1/12 (MBIA Insured)                          2,000        1,937

Total Hawaii (Cost  $5,122)                                            5,102


IDAHO  0.5%

Idaho HFA, St. Lukes Regional Medical Center
    VRDN (Currently 2.95%)                                  600          600

Total Idaho (Cost  $600)                                                 600


ILLINOIS  9.5%

Chicago, GO, 5.75%, 1/1/05 (AMBAC Insured)                5,200        5,467

Chicago Board of Ed., GO
    Zero Coupon, 12/1/12 (FGIC Insured)                   3,000        1,428

Chicago-O'Hare Int'l. Airport, Int'l. Terminal
    7.50%, 1/1/05 (MBIA Insured) *                        1,180        1,217

    7.50%, 1/1/05 (MBIA Insured)
    (Prerefunded 1/1/00!) *                                 570          588

Metropolitan Pier & Expo Auth.,
  McCormick Place Expansion
    5.375%, 12/15/18 (FGIC Insured)                       2,500        2,397

Total Illinois (Cost  $11,192)                                        11,097


LOUISIANA  1.0%

Louisiana Offshore Terminal Auth.,
    VRDN (Currently 2.70%)                                1,100       1 ,100

Total Louisiana (Cost  $1,100)                                         1,100


MARYLAND  10.6%

Baltimore County, GO, Pension Funding,
    5.125%, 8/1/12                                        1,200        1,198


Maryland CDA
  Single Family

    5.40%, 4/1/03                                         1,070        1,097

    5.70%, 4/1/06                                         1,000        1,038

Montgomery County, GO,
  Consolidated Public Improvement
    5.25%, 5/1/04                                         3,000        3,110

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources

    6.30%, 7/1/16 (MBIA Insured) *                   $    2,000   $    2,104

    Southwest Resource Recovery Fac.
    7.10%, 1/1/03 (MBIA Insured)                          3,500        3,786

Total Maryland (Cost  $12,054)                                        12,333


MASSACHUSETTS  2.3%

Massachusetts
  GO
    5.25%, 8/1/15                                         1,375        1,344

    6.30%, 11/1/05 (FGIC Insured)                         1,250        1,359

Total Massachusetts (Cost  $2,605)                                     2,703


MICHIGAN  6.8%

Detroit City School Dist., GO,
    5.25%, 5/1/12 (FGIC Insured)                          1,000          996

Greater Detroit Resource Recovery Auth.
    6.25%, 12/13/05 (AMBAC Insured)                       2,000        2,169

Michigan Building Auth., Lease
    6.25%, 10/1/03 (AMBAC Insured)                        2,000        2,137

Univ. of Michigan Hosp.,
    VRDN (Currently 2.75%)                                1,000        1,000

Wayne County (Charter) Airport,
    5.25%, 12/1/10 (MBIA Insured)                         1,610        1,624

Total Michigan (Cost  $7,873)                                          7,926


MINNESOTA  0.9%

Minneapolis and St. Paul Metropolitan
  Airports Commission, GO
    6.40%, 1/1/06 *                                       1,000        1,040

Total Minnesota (Cost  $1,014)                                         1,040


MISSISSIPPI  3.0%

Mississippi Business Fin.,
  Solid Waste Disposal
    VRDN (Currently 2.90%) *                              3,550        3,550

Total Mississippi (Cost  $3,550)                                       3,550


MISSOURI  0.4%

Missouri HEFA, Cox Health Systems
    VRDN (Currently 3.00%) (MBIA Insured)            $      500   $      500

Total Missouri (Cost  $500)                                              500


NEBRASKA  1.8%

Omaha Public Power Dist., 5.50%, 2/1/07                   2,000        2,086

Total Nebraska (Cost  $2,093)                                          2,086


NEW JERSEY  3.9%

New Jersey Transportation Trust Fund Auth.

    5.00%, 6/15/04                                        3,475        3,555

    5.625%, 6/15/14                                       1,000        1,031

Total New Jersey (Cost  $4,672)                                        4,586


NEW YORK  2.0%

Long Island Power Auth.,
    5.00%, 4/1/05 (FSA Insured)                             750          765

Metropolitan Transportation Auth.
    6.25%, 7/1/05 (MBIA Insured)                          1,420        1,536

Total New York (Cost  $2,246)                                          2,301


NORTH CAROLINA  3.8%

North Carolina Municipal Power Agency,
  Catawba Electric
    6.00%, 1/1/04 (MBIA Insured)                          4,200        4,430

Total North Carolina (Cost  $4,320)                                    4,430


OHIO  1.8%

Columbus, GO

  Police Firemen Disability

    5.00%, 7/15/10                                        1,035        1,030

    5.00%, 7/15/11                                        1,095        1,082

Total Ohio (Cost  $2,176)                                              2,112


PENNSYLVANIA  2.2%

Pennsylvania, GO,
    5.375%, 11/15/03 (FGIC Insured)                  $    2,500   $    2,596

Total Pennsylvania (Cost  $2,543)                                      2,596


SOUTH CAROLINA  5.1%

South Carolina Public Service Auth.

    Santee Cooper
      5.75%, 1/1/22 (MBIA Insured)                        4,900        4,863

      6.50%, 7/1/24 (AMBAC Insured)
      (Prerefunded 7/1/02!)                               1,000        1,078

Total South Carolina (Cost  $6,023)                                    5,941


TENNESSEE  3.9%

Knox County Health Ed. and Housing Fac. Board
    Catholic Healthcare, VRDN (Currently 3.25%)           3,800        3,800

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA Insured) *                         700          757

Total Tennessee (Cost  $4,529)                                         4,557

TEXAS  10.1%

Dallas-Fort Worth Regional Airport
    7.75%, 11/1/03 (FGIC Insured)                         1,000        1,122

Harris County Health Fac. Dev.
    Methodist Hosp.,
    VRDN (Currently 3 00%)                                1,400        1,400

    St. Luke's Episcopal Hosp.,
    VRDN (Currently 3.10%)                                  100          100

    Texas Childrens Hosp., 5.375%, 10/1/12                1,695        1,676

Houston, Water and Sewer,
    7.00%, 12/1/03 (AMBAC Insured)                        2,650       2 ,904

San Antonio

  Water

    6.40%, 5/15/05 (FDIC Insured)
    (Escrowed to Maturity)                                   20           22

    6.40%, 5/15/05 (FGIC Insured)                            85           91

    6.40%, 5/15/05 (FGIC Insured)
    (Prerefunded 5/15/02!)                                   45           48

Tarrant County Health Fac. Dev.,
  Texas Health Resources
    5.75%, 2/15/10 (MBIA Insured)                         2,500        2,597

Texas Dept. of Housing and Community Affairs
  Single Family Mortgage
    5.75%, 3/1/10 (MBIA Insured)                     $    1,810   $    1,860

Total Texas (Cost  $11,634)                                           11,820


VERMONT  0.3%

Vermont Ed. and Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
    7.35%, 9/1/13 (FGIC Insured)                            350          370

Total Vermont (Cost  $350)                                               370


VIRGINIA  7.0%

Washington D.C. Metropolitan Airport Auth.
    6.625%, 10/1/12 (MBIA Insured) *                        500          534

Alexandria IDA, Ogden Martin,
    VRDN (Currently 2.90%) *                                100          100

Richmond Metropolitan Auth., Expressway
    5.25%, 7/15/17 (FGIC Insured)                         2,125        2,067

Riverside Regional Jail Auth.,
    5.60%, 7/1/06 (MBIA Insured)                          1,100        1,159

Roanoke IDA, Carilion Health Systems
    VRDN (Currently 3.00%)                                1,000        1,000

Virginia Ed. Loan Auth., Student Loan Program
    5.80%, 3/1/05 (Escrowed to Maturity) *                  980        1,030

Virginia Transportation Board
  Northern Virginia Transportation Dist.
    5.80%, 5/15/03                                        1,425        1,494

    5.80%, 5/15/04                                          695          734

Total Virginia (Cost  $8,029)                                          8,118


WASHINGTON  5.9%

Tacoma Electric Systems
    5.90%, 1/1/05 (FGIC Insured)                          1,000        1,060

    6.00%, 1/1/06 (FGIC Insured)                          2,000        2,132

Washington, GO, 5.50%, 7/1/14                             2,550        2,586

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
    6.00%, 8/15/08 (MBIA Insured)                         1,000        1,071

Total Washington (Cost  $6,910)                                        6,849


WEST VIRGINIA  0.7%

West Virginia, GO,
    Zero Coupon, 11/1/12 (FGIC Insured)              $    1,550   $      768

Total West Virginia (Cost  $798)                                         768


WYOMING  2.7%

Kemmerer County, PCR, Exxon,
    VRDN (Currently 2.70%)                                1,700        1,700

Sublette County, PCR, Exxon,
    VRDN (Currently 2.80%) *                              1,200        1,200

Sweetwater County, PCR, Idaho Power,
    VRDN (Currently 2.75%)                                  200          200

Total Wyoming (Cost  $3,100)                                           3,100

Total Investments in Securities

105.2% of Net Assets (Cost  $121,723)                             $  122,683


Other Assets Less Liabilities                                         (6,009)

NET ASSETS                                                        $  116,674
                                                                   ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions          $       54

Accumulated net realized gain/loss - net of distributions               (454)

Net unrealized gain (loss)                                               960

Paid-in-capital applicable to
10,957,042 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      116,114

NET ASSETS                                                        $  116,674
                                                                   ----------

NET ASSET VALUE PER SHARE                                         $    10.65
                                                                   ----------

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  CDA   Community Development Administration
 FGIC   Financial Guaranty Insurance Company
  FSA   Financial Security Assurance Corp.
   GO   General Obligation
  HFA   Health Facility Authority
  IDA   Industrial Development Authority
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                    6 Months
                                                                       Ended
                                                                     8/31/99

Investment Income

Interest income                                                    $   2,975

Expenses

  Investment management                                                  243

  Shareholder servicing                                                   64

  Custody and accounting                                                  51

  Prospectus and shareholder reports                                      11

  Registration                                                             9

  Legal and audit                                                          6

  Directors                                                                3

  Miscellaneous                                                            2

  Total expenses                                                         389

  Expenses paid indirectly                                                (1)

  Net expenses                                                           388

Net investment income                                                  2,587

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            (238)

  Futures                                                                (28)

  Net realized gain (loss)                                              (266)

Change in net unrealized gain or loss on securities                   (4,575)

Net realized and unrealized gain (loss)                               (4,841)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (2,254)
                                                                   ----------





The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                       6 Months         Year
                                                          Ended        Ended
                                                        8/31/99      2/28/99

Increase (Decrease) in Net Assets

Operations

  Net investment income                              $    2,587   $    4,979

  Net realized gain (loss)                                 (266)         559

  Change in net unrealized gain or loss                  (4,575)         454

  Increase (decrease) in net assets from operations      (2,254)       5,992

Distributions to shareholders

  Net investment income                                  (2,587)      (4,979)

  Net realized gain                                        (436)        (303)

  Decrease in net assets from distributions              (3,023)      (5,282)

Capital share transactions*

  Shares sold                                             9,841       27,045

  Distributions reinvested                                2,381        4,064

  Shares redeemed                                       (11,324)     (19,022)

  Increase (decrease) in net assets from capital
  share transactions                                        898       12,087

Net Assets

Increase (decrease) during period                        (4,379)      12,797

Beginning of period                                     121,053      108,256

End of period                                        $  116,674   $  121,053
                                                     ------------------------
*Share information

  Shares sold                                               901        2,443

  Distributions reinvested                                  219          367

  Shares redeemed                                        (1,039)      (1,718)

  Increase (decrease) in shares outstanding                  81        1,092



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $20,322,000 and $27,018,000, respectively, for the six months ended August 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 1999, the cost for federal income tax purposes was substantially the same as for financial reporting and totaled $121,723,000. Net unrealized gain aggregated $960,000 at period-end, of which $2,075,000 was related to appreciated investments and $1,115,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $42,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1998, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this previous agreement, $21,000 of unaccrued fees were repaid during the six months ended August 31, 1999, and $2,000 remains subject to reimbursement.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $86,000 for the six months ended August 31, 1999, of which $15,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

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4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

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900 17th Street N.W.
Farragut Square

"T. Rowe Price, Invest with Confidence" (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F49-051  8/31/99


THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:



Semiannual Report

Tax-Free Funds
August 31, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
Tax-Free Funds

o Strong U.S. economic growth and rising interest rates hurt the bond market over the past six months.

o All funds posted negative returns over the difficult six-month period, except for the Tax-Exempt Money Fund and PLUS Class shares, which benefited from higher short-term rates.

o A common goal across the funds was to improve the dividend yield as rates rose.

o While rates could trend higher, |municipal bonds continue to offer attractive after-tax yields at current levels.



UPDATES AVAILABLE

For updates on the fund following the end of each calendar quarter, please see our Web site www.troweprice.com.


Fellow Shareholders

     The U.S. economy's above-average growth during the six months ended August 31 was good for consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility-which became an actuality-of monetary tightening by the Federal Reserve. As a result, declines in taxable and municipal bond prices led to meager or negative returns on most longer-term bond funds for the period. The tax-free bond funds were not immune to this trend.

MARKET ENVIRONMENT

For Municipal Bond and Notes Yields
--------------------------------------------------------------------------------

         30-Year AAA            5-Year AAA              1-Year  Moody's
         General Obligations    General Obligations     Investment Grade 1 Note

8/98     4.93                   3.85                    3.5

         4.82                   3.7                     3.3

         4.92                   3.7                     2.95

11/98    4.89                   3.75                    3.05

         4.94                   3.75                    3.05

         4.87                   3.65                    2.95

2/99     4.99                   3.78                    3

         5.04                   3.83                    3.15

         5.08                   3.85                    3.2

5/99     5.16                   4                       3.2

         5.33                   4.33                    3.5

         5.41                   4.3                     3.55

8/99     5.6                    4.4                     3.75

Source: T. Rowe Price Associates.


     The U. S. economy continued its robust growth, driven by exuberant consumer spending. Although broad measures of inflation did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears of a buildup in inflationary pressures. The fixed income markets reacted nervously to these developments as well as to the increased likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt a rise in inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions last fall, when it had moved swiftly to ease a global financial crisis. Signs of recovery in many Asian and Latin American nations most affected by that crisis helped push the U.S. dollar lower and interest rates higher.


Market Changes Spell Higher Tax-Free Yields
--------------------------------------------------------------------------------

     Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

     The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only 69% of their income from taxable bonds. Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

     The sharp spike in municipal yields in 1986 reflects the tax reform debate, which posed a threat to municipal bonds' federal tax exemption. Accordingly, municipal bond yields reached parity with Treasury yields. However, when the Tax Reform Act of 1986 left the tax benefit intact, municipal bond prices rose sharply until yields had fallen to more normal levels.

     Recently, different forces have been at work that go beyond the impact of 1998's global financial crisis. At that time, shaky world markets prompted foreign investors (who have no need for U.S. tax-exempt bonds) to buy Treasuries, and Treasury yields plunged to near parity with municipals.

     Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

     For one thing, the supply of Treasury debt is shrinking due to the federal budget surplus, while outstanding municipal supply continues to grow. In addition, the supply of taxable bonds outside of Treasuries-including corporate, asset-backed and mortgage-backed bonds-has also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

     Over time, income makes up the vast majority of a bond investor's total return. Therefore, these developments have given investors the opportunity to earn higher-than-expected tax-free income with little or no sacrifice of credit quality.


For Municipal/Treasury Yield Ratio
--------------------------------------------------------------------------------

                  Treasury Ratio            Treasury Average

                  79                        84.5

                  78.4                      84.5

'81               83.2                      84.5

                  81.6                      84.5

                  86.6                      84.5

                  86.3                      84.5

                  93.3                      84.5

                  88.4                      84.5

                  87.6                      84.5

                  89.2                      84.5

                  88.3                      84.5

                  86.3                      84.5

                  86.6                      84.5

                  84.8                      84.5


'82               82.1                      84.5

                  85.5                      84.5

                  86.3                      84.5

                  91.9                      84.5

                  86.5                      84.5

                  84.1                      84.5

                  81.9                      84.5

                  83.7                      84.5

                  81.4                      84.5

                  84.9                      84.5

                  81.9                      84.5

                  78.8                      84.5


'83               78.4                      84.5

                  80.1                      84.5

                  79.7                      84.5

                  81                        84.5

                  78.7                      84.5

                  78.3                      84.5

                  77.6                      84.5

                  76.1                      84.5

                  75.5                      84.5

                  76.5                      84.5

                  76.3                      84.5

                  75.9                      84.5


'84               77.6                      84.5

                  80.4                      84.5

                  85.1                      84.5

                  84                        84.5

                  83.7                      84.5

                  79.3                      84.5

                  79.2                      84.5

                  80.4                      84.5

                  79.4                      84.5

                  80.1                      84.5

                  80.4                      84.5

                  82.5                      84.5


'85               84.5                      84.5

                  87.2                      84.5

                  83.7                      84.5

                  83.4                      84.5

                  88                        84.5

                  81                        84.5

                  81.5                      84.5

                  89.4                      84.5

                  93.1                      84.5

                  97.3                      84.5

                  100.9                     84.5

                  97                        84.5


'86               93.1                      84.5

                  89.5                      84.5

                  87.3                      84.5

                  87.8                      84.5

                  87.6                      84.5

                  85.6                      84.5

                  86.4                      84.5

                  86.1                      84.5

                  90.8                      84.5

                  89.2                      84.5

                  90                        84.5

                  85.5                      84.5


'87               83.6                      84.5

                  86.3                      84.5

                  89.2                      84.5

                  86.3                      84.5

                  84.6                      84.5

                  86.2                      84.5

                  88.3                      84.5

                  88.1                      84.5

                  83.4                      84.5

                  83.7                      84.5

                  85.9                      84.5

                  82.5                      84.5


'88               81.7                      84.5

                  83                        84.5

                  81.9                      84.5

                  82.2                      84.5

                  82.3                      84.5

                  79.9                      84.5

                  81.2                      84.5

                  83.1                      84.5

                  81.3                      84.5

                  81.4                      84.5

                  85.3                      84.5

                  85.9                      84.5


'89               85.4                      84.5

                  87.4                      84.5

                  90.4                      84.5

                  87.5                      84.5

                  85.9                      84.5

                  83.5                      84.5

                  82                        84.5

                  83                        84.5

                  81.8                      84.5

                  81.6                      84.5

                  84.5                      84.5

                  82.7                      84.5


'90               80.7                      84.5

                  81                        84.5

                  80.9                      84.5

                  82.2                      84.5

                  85                        84.5

                  83.5                      84.5

                  83.7                      84.5

                  84.3                      84.5

                  83.2                      84.5

                  82.3                      84.5

                  82.7                      84.5

                  82.2                      84.5

'91               83.2                      84.5

                  84.6                      84.5

                  82.9                      84.5

                  83.2                      84.5

                  86.6                      84.5

                  84.5                      84.5

                  83.5                      84.5

                  82.9                      84.5

                  80.9                      84.5

                  81.7                      84.5

                  80.4                      84.5

                  79.1                      84.5


'92               82.4                      84.5

                  84                        84.5

                  84.7                      84.5

                  81.7                      84.5

                  82.5                      84.5

                  83.4                      84.5

                  79.8                      84.5

                  83.8                      84.5

                  81.5                      84.5

                  81.7                      84.5

                  81.7                      84.5

                  83.8                      84.5


'93               87                        84.5

                  86.3                      84.5

                  87.1                      84.5

                  85.7                      84.5

                  82                        84.5

                  83.4                      84.5

                  84.1                      84.5

                  86.8                      84.5

                  84.1                      84.5

                  81.5                      84.5

                  82.8                      84.5

                  81.9                      84.5


'94               81.9                      84.5

                  81.3                      84.5

                  81.7                      84.5

                  84.4                      84.5

                  83.8                      84.5

                  80.5                      84.5

                  80.0                      84.5

                  80.1                      84.5

                  81.8                      84.5

                  84.8                      84.5

                  89.1                      84.5

                  86                        84.5

'95               87.9                      84.5

                  89.5                      84.5

                  88.5                      84.5

                  87.2                      84.5

                  87.5                      84.5

                  87.1                      84.5

                  84.4                      84.5

                  85.6                      84.5

                  84.1                      84.5

                  84.4                      84.5

                  83.4                      84.5

                  81.8                      84.5


'96               80.9                      84.5

                  80.1                      84.5

                  82.8                      84.5

                  84.2                      84.5

                  82.2                      84.5

                  81.8                      84.5

                  80.9                      84.5

                  81                        84.5

                  80.7                      84.5

                  79.6                      84.5

                  80.4                      84.5

                  81.8                      84.5


'97               81                        84.5

                  82                        84.5

                  85                        84.5

                  85.7                      84.5

                  84.8                      84.5

                  86.2                      84.5

                  85.8                      84.5

                  86.5                      84.5

                  87.4                      84.5

                  87.1                      84.5

                  89.7                      84.5

                  89.2                      84.5


'98               93.8                      84.5

                  97.3                      84.5

                  95.6                      84.5

                  96.3                      84.5

                  97.4                      84.5

                  95.5                      84.5

                  89.5                      84.5

                  89.7                      84.5

                  89.8                      84.5

                  88.5                      84.5

                  89.2                      84.5

                  88.5                      84.5


8/99              92.3                      84.5

Source: Municipal Market Data

     Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from near 5% at the beginning of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediate and long-term bond yields over the period, creating a flatter yield curve-a typical occurrence when the Fed is actively raising short-term rates. Municipal market interest rates also rose throughout the period, as shown in the chart on page 1, but not as much as those on taxable bonds. Municipals were helped by strong seasonal demand in July through the reinvestment of proceeds from maturing bonds and other cashflows. Thus, for much of the past six months, overall returns on municipals compared favorably with their taxable counterparts, although both were modest at best.

     In August, however, this trend reversed. A heavy supply of corporate bonds in the market pushed up their yields and attracted "crossover" institutional buyers-those who buy either corporate or municipal bonds depending on their after-tax yields. The drop in demand for municipals from these institutional investors (some of whom also sold municipals from their portfolios), combined with a reluctance by dealers to add to their bond inventories, created a weak market tone. Municipal yields rose to their highest level of the past year. After outperforming taxable bonds through July, municipals lost ground in August, and their performance fell more in line with taxable securities for the entire six-month period.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------
                                                                Since Inception*
Periods Ended 8/31/99         6 Months        12 Months            (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund            1.38%             2.78%                      -

Tax-Exempt Money Fund
PLUS Shares                       1.31              -                     2.06%

Lipper Tax-Exempt Money
Market Funds Average              1.29              2.63                  2.14

*11/1/98

Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

     The Tax-Exempt Money Fund's results were comfortably ahead of its Lipper peer group average for both the 6- and 12-month periods ended August 31, 1999. The six-month return for the Tax-Exempt Money Fund PLUS shares was slightly ahead of the Lipper average, but its return since inception on November 1, 1998, trailed Lipper by eight basis points, a reflection of the PLUS shares' higher expenses that accompany their additional services.

     During the past six months, short-term tax-exempt yields moved higher as the Federal Reserve lifted the federal funds rate twice, as mentioned. On August 31 yields in the 30- to 90-day range were 50 basis points higher than six months earlier while 6- and 12-month rates were up 75 basis points. Additionally, later in the reporting period the short-term tax-exempt yield curve grew noticeably steeper as one-year securities yielded 65 basis points more than one- to seven-day maturities. This contrasted with a difference of 15 basis points on February 28.

     We took advantage of these changes by maintaining a longer-than-average weighted average maturity (WAM) throughout the period. On February 28, the WAM was 53 days compared with 42 days for the peer group average. From March through May, we recognized opportunity in the slope of the yield curve and extended maturity as much as 25 to 28 days beyond that of our competitors. As we approached summer, we allowed our average maturity to drift down closer to the average. This more neutral posture coincided well with the beginning of the seasonal increase in new note issuance and the Fed's tighter monetary stance. Now that the Fed has raised rates twice, we intend to modestly lengthen our weighted average maturity, although not as much as earlier in the year. On August 31, the WAM was 54 days, four days longer than the peer group average.

     Growth in money market fund assets slowed markedly so far in 1999. Tax-exempt funds, which total $192.8 billion, increased by only 2.7%, the lowest rate of increase in six years. However, this slow growth in demand has been well balanced by manageable supply. While tax-exempt industry assets were up approximately $5 billion, supply of new issues for the year is higher by only $1.7 billion.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                                6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                       -0.07%             2.32%

Lipper Short-Intermediate
Municipal Debt Funds Average                           -0.55               1.52

     During the past six months, against a backdrop of rising interest rates, dividend income largely offset the drop in the fund's net asset value, resulting in only a small loss for the period. For the 12 months ended August 31, the fund posted a respectable gain in a difficult environment. Performance in both periods surpassed the average for the fund's Lipper peer group, a result of the fund's low expenses, our duration strategy, and credit research. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     While the duration at the end of August was unchanged at 3.0 years from six months earlier, it varied between 2.8 and 3.2 years in the interim. As rates moved higher, we initially extended duration in May in anticipation of a slowdown in second quarter growth. When the slowdown failed to materialize, we moved back to a neutral position then shortened again as prices rose in July. Heavy Treasury, corporate, and municipal issuance in August caused intermediate and long-term tax-exempt rates to rise to their highest levels of the year-levels not seen since 1997. Recently, we have begun to extend duration because of the higher rates, good valuations (see story on page 2), investor demand, and the prospects for lower issuance through the rest of 1999.

     Our sector diversification experienced some changes primarily due to our efforts to extend duration rather than to any shift in opinion about the credit quality or relative value of individual securities. Our allocation to shorter prerefunded securities declined while exposure to longer maturities, including nuclear revenue and state general obligation bonds, increased. These sector adjustments resulted in a moderate decline in the fund's overall credit quality from AA to AA-, based on our in-house research.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund             -1.85%            0.36%

Lipper Intermediate
Municipal Debt Funds Average                -1.87             0.25

     Your fund suffered along with other intermediate- and longer-term bond funds during the six months ended August 31 and provided a negative return that was slightly ahead of the Lipper average for similar funds. For the 12-month period, the fund posted a small gain that again surpassed the competitor average as dividend income of $0.48 overcame the drop in net asset value. Our relatively favorable results were largely due to the fund's low expenses and our management of duration. (See Tax-Free Short-Intermediate Fund report for an explanation of the effect duration has on bond fund prices when interest rates rise or fall.)

     At the end of August, the portfolio's duration was 5.1 years, down from 5.4 years six months earlier. At different times during the course of the reporting period, we lengthened or shortened when we thought it appropriate to take advantage of fluctuations in the market. Our focus in a period of generally rising rates was to improve the fund's dividend yield and to make opportunistic purchases of attractively valued bonds that would serve as core holdings. The fund's overall credit rating remained stable at AA, based on our in-house rating system, and higher using the ratings from national rating agencies.

     We also made some changes in our allocation to various sectors. Primary among them were sharp increases in state general obligation and dedicated tax revenue bonds, which we believe will perform better than other types of securities in the current economic environment. We also have recently begun to reduce the fund's allocation to hospital securities because of cutbacks in Medicare reimbursement payments, which could adversely affect the sector.


TAX-FREE INCOME FUND

     In a difficult environment for bonds, the fund's returns were negative for the 6- and 12-month periods. However, they were better than the average returns for our competition due to the fund's below-average expenses and our investment strategy. Dividend income, which was steady in both periods, partly offset the decline in net asset value.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                  -2.99%            -1.14%

Lipper General Municipal
Debt Funds Average                    -3.34             -1.63

     Our portfolio management strategy changed as the market reversed course from the bond market rally that occurred in the second half of 1998. For most of the past six months, we targeted a neutral duration of 7.5 years after pursuing a more aggressive posture in the prior six months. (Duration is a better measure of sensitivity to interest rate movements than the average maturity of the portfolio.) We accomplished this by raising cash reserves modestly from 1% to 2% of assets last year to between 3% and 4% this year. We also sold some of our lower-coupon, longer-maturity bonds to buy others with more defensive characteristics, such as higher coupons and shorter durations.

     In August, when long-term municipal rates rose to their highest level of the past 12 months, a number of bonds in the portfolio that had been trading to their shorter call dates began trading to maturity. As a result, fund duration extended almost half a year to just under eight years. At the same time, the fund's weighted average maturity was at its shortest point of the last 10 years. With rates at their current levels, we expect to see little further extension of duration in the portfolio and will continue to target a neutral posture. During the summer, we sold bonds with losses and reinvested the proceeds in new bonds with higher yields. This action helps lift the portfolio's dividend yield to shareholders and allows us to use a capital loss to offset any recognized capital gains.

     One reason why we did not become more defensive in our investment posture is the attractiveness of municipal bonds relative to taxable alternatives. For the past year, long-term AAA rated municipal bond yields have ranged between 87% and 98% of comparable Treasury yields, well above the long-term average of 85%. At times both lower-rated and insured bonds have yielded much more than Treasuries. While this appears to be a reaction to current supply-and-demand factors (see story on page 2), it gave us reason to be more optimistic about the municipal market.

     Our credit exposure is little changed from six months ago except for a reduction in the hospital sector from 15% to 12% of assets, a reflection of its poor financial performance. We increased our holdings of state general obligation debt from 5% to 7% in recognition of the benefits of enhanced tax revenues due to the strong economy. Overall, the fund's average credit quality was AA- at the end of August, based on T. Rowe Price research, and slightly higher based on national agency ratings.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                      -2.71%             -1.18%

Lipper High Yield Municipal
Debt Funds Average                            -1.95               -0.49

     Against a backdrop of sharply rising interest rates during the past six months, municipal tax-exempt bonds fared poorly along with other fixed income securities. Your fund posted negative returns for the 6- and 12-month periods ended August 31 and trailed the average returns for the Lipper universe of competing funds.

     Factors that contributed to the fund's relatively weak results included our longer duration and our exposure to high-quality bonds, which were more adversely affected by rising rates than lower-rated securities. Low-quality securities turned in a better performance because of their higher coupon and shorter call date structure; as the economy showed continued strength, so did the financial prospects of many high-yield bonds. Since we are somewhat underweighted in them, our relative performance suffered.

     At the end of August, the fund's duration stood at 8.2 years up from 7.6 years at the end of February. Much of this extension occurred late in the period as our holdings with shorter call dates began trading to their final maturity. The biggest changes occurred within the BBB and lower segment of the portfolio as we have added holdings and extended our duration within them. In our effort to take advantage of the recent upturn in yields, we increased below-investment-grade issues to 25% of the fund, up from 22% six months ago. Yields on new low-quality issues range between 6.5% and 7.5%, levels we find attractive for long-term investments. The fund's weighted average quality was A-, based on our in-house rating system.


For Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High-Yield Fund

AAA           AA              A              BBB               BB and below

  5           24             19               27                         25

Based on net assets of 8/31/99


     We added to positions in sectors of the market that have declined and now offer attractive yields, including corporate-backed municipals. This strategy should enable us to increase the fund's average coupon and dividend yield. We have continued to add to our holdings in long-term healthcare while reducing exposure to uninsured hospitals, which is currently at its lowest level of portfolio assets in several years. (The increase in these bonds shown in the Sector Diversification table after this letter reflects additions in very high-quality money market holdings for liquidity purposes.)

OUTLOOK

     Interest rates could move higher in coming months because of persistent strength in the domestic economy and recovery overseas. The Fed is keeping a close eye on inflationary pressures, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its level of a year ago. However, the Fed is also interested in maintaining a liquid and orderly market as we approach the end of the year and the transition to 2000, which could serve to moderate future rate increases. At the same time, it is important to recognize that the increase in rates so far this year could be enough to slow certain sectors of the economy. At present, we are focusing on the higher yields available in the marketplace and on the current appeal of tax-free municipal bonds relative to taxable securities.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

September 24, 1999



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     2/28/99      8/31/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                        $1.00        $1.00

Dividends Per Share

  For 6 months                                         0.014        0.014

  For 12 months                                        0.029        0.027

  Dividend Yield (7-Day Compound) *                    2.54%        2.80%

Weighted Average Maturity (days)                         53           54

Weighted Average Quality **                      First Tier   First Tier


Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                        0.007!        0.013

  For 12 months                                           --            --

Dividend Yield (7-Day Compound) *                       2.07         2.67%

Weighted Average Maturity (days)                          53           54

Weighted Average Quality **                       First Tier   First Tier


To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

(continued on next page)



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS


                                                     2/28/99      8/31/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  5.39      $  5.27

Dividends Per Share

  For 6 months                                          0.11         0.11

  For 12 months                                         0.22         0.21

Dividend Yield *

  For 6 months                                          4.07%        4.03%

  For 12 months                                         4.12         4.14

30-Day Standardized Yield                               3.16         3.97

Weighted Average Maturity (years)                       4.0          4.2

Weighted Average Effective Duration (years)             3.0          3.0

Weighted Average Quality ***                             AA          AA-


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 11.13      $ 10.65

Dividends Per Share

  For 6 months                                          0.24         0.24

  For 12 months                                         0.48         0.48

Dividend Yield *

  For 6 months                                          4.39%        4.45%

  For 12 months                                         4.42         4.56

30-Day Standardized Yield                               3.36         4.16

Weighted Average Maturity (years)                       8.5          7.3

Weighted Average Effective Duration (years)             5.4          5.1

Weighted Average Quality ***                             AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                                     2/28/99      8/31/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  9.94      $  9.39

Dividends Per Share

  For 6 months                                          0.25         0.25

  For 12 months                                         0.50         0.50

Dividend Yield *

  For 6 months                                          5.13%        5.28%

  For 12 months                                         5.19         5.42

30-Day Standardized Yield                               4.11         4.81

Weighted Average Maturity (years)                      16.1         15.5

Weighted Average Effective Duration (years)             7.3          7.7

Weighted Average Quality ***                            AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 12.53      $ 11.87

Dividends Per Share

  For 6 months                                          0.33         0.33

  For 12 months                                         0.66         0.65

Dividend Yield *

  For 6 months                                          5.34%        5.52%

  For 12 months                                         5.45         5.65

30-Day Standardized Yield                               4.46         5.10

Weighted Average Maturity (years)                      19.3         18.4

Weighted Average Effective Duration (years)             7.6          8.2

Weighted Average Quality ***                             A-           A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research. ! Dividends for the period 11/1/98 to 2/28/99.

#     Dividends for the period 11/1/98 to 2/28/98.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Exempt Money Fund
--------------------------------------------------------------------------------

                  Lipper            TEM

8/89              10000             10000

8/90              10557             10548

8/91              10911             11014

8/92              11254             11343

8/93              11487             11579

8/94              11719             11832

8/95              12096             12220

8/96              12472             12606

8/97              12851             13003

8/98              13245             13418

8/99              13596             13791


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFS

8/89              10000             10000            10000

8/90              10659             10617            10642

8/91              11600             11525            11427

8/92              12619             12454            12237

8/93              13450             13398            13030

8/94              13798             13597            13313

8/95              14742             14434            14096

8/96              15321             14942            14637

8/97              16173             15766            15417

8/98              17105             16617            16281

8/99              17603             16935            16658


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TII

11/30/92          10000             10000            10000

8/93              10883             10909            11103

8/94              11037             11036            11308

8/95              12007             11843            12212

8/96              12475             12355            12696

8/97              13446             13271            13572

8/98              14471             14248            14599

8/99              14688             14303            14652


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Income Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFI

8/89              10000             10000            10000

8/90              10642             10485            10530

8/91              11897             11726            11721

8/92              13225             13066            13087

8/93              14838             14680            14857

8/94              14859             14553            14739

8/95              16176             15655            15934

8/96              17024             16438            16802

8/97              18598             17947            18311

8/98              20207             19477            19934

8/99              20308             19190            19707


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free High Yield Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFH

8/89              10000             10000            10000

8/90              10659             10461            10699

8/91              11993             11474            11847

8/92              13409             12644            13203

8/93              15157             14056            14945

8/94              15134             14162            15059

8/95              16480             15264            16232

8/96              17442             16124            17179

8/97              19154             17718            18944

8/98              20856             19263            20624

8/99              20944             19180            20380


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 8/31/99       1 Year   5 Years   10 Years    Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.78%     3.11%      3.27%          --      4/8/81

Tax-Exempt Money PLUS            -        -          -        2.06%     11/1/98

Tax-Free Short-Intermediate  2.32      4.59       5.24            -    12/23/83

Tax-Free Intermediate Bond   0.36      5.32          -         5.82    11/30/92

Tax-Free Income             -1.14      5.98       7.02            -    10/26/76

Tax-Free High Yield         -1.18      6.24       7.38            -      3/1/85


Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

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Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

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900 17th Street N.W.
Farragut Square

"T. Rowe Price Invest with Confidence" (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.           C03-051 8/31/99